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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On November 11, 2014, the Audit Committee of the Board of Directors (the “Audit Committee”) of Sealed Air Corporation (“Sealed Air” or the “Company”) approved the selection of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 following a competitive search process. The competitive search process involved several international registered public accounting firms. The Company’s current independent registered public accounting firm, KPMG LLP (“KPMG”), was notified on November 11, 2014, that it will not be retained as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. KPMG’s engagement as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014, and the effectiveness of internal control over financial reporting as of December 31, 2014, is unaffected by the selection of EY, as KPMG’s dismissal will become effective upon the completion of KPMG’s audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2014 and the filing of the related Annual Report on Form 10-K.

The audit reports of KPMG on the consolidated financial statements of Sealed Air and its subsidiaries as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through November 11, 2014, there were (i) no disagreements between Sealed Air and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Sealed Air provided KPMG with a copy of this Form 8-K and requested KPMG to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated November 14, 2014, is filed as Exhibit 16 to this Form 8-K.

(b) On November 11, 2014, the Audit Committee approved the selection of EY to serve as Sealed Air’s independent registered public accounting firm for the fiscal year ending December 31, 2015. During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through November 11, 2014, neither Sealed Air nor anyone on its behalf has consulted with EY, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sealed Air’s consolidated financial statements, in any case where a written report or oral advice was provided to Sealed Air that EY concluded was an important factor considered by Sealed Air in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
16	Letter from KPMG LLP, dated November 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Carol P. Lowe
	Name:	Carol P. Lowe
Dated: November 14, 2014	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16	Letter from KPMG LLP, dated November 14, 2014.